COMMITMENTS AND CONTINGENCIES	9 Months Ended
Sep. 30, 2025
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES
NOTE 4 - COMMITMENTS AND CONTINGENCIES

a.	Royalty commitments

The Company is committed to paying royalties as percentage of revenue or as a percentage of purchase in the amount range from 5% to 25% to certain OEM as part of the Company’s licenses agreements. Royalties expense was $1,746 and $1,408 for the three months ended September 30, 2025 and 2024, respectively. Royalties expense was $4,208 and $3,622 for the nine months ended September 30, 2025 and 2024, respectively.

b.	Litigation

On July 12, 2022, TAT filed a suit against TAT Industries Ltd. in the District Court of Tel Aviv. TAT had leased the Gedera facility from TAT Industries Ltd. until the termination of the lease agreement in 2022. TAT asserts that TAT Industries Ltd. has unlawfully forfeited a bank guarantee that was granted for the benefit TAT Industries Ltd. in connection with the lease in Gedera in the amount of $750 thousands. On December 28, 2022, TAT Industries Ltd. filed a counterclaim against TAT asserting damages caused by TAT in connection with the lease in Gedera. The evidentiary hearings concluded on June 29, 2025, and the parties are expected to complete their closing arguments by November 25, 2025. TAT intends to vigorously defend the counterclaim by TAT Industries Ltd. and TAT estimates that is not probable that TAT Industries Ltd.’s claim against TAT will be approved.

c.	Leases

In April 2025, Piedmont signed a renewal of lease agreement for a facility in Greensboro, North Carolina, U.S., for 5 years, with a lease term commencing on July 1, 2025, and that will expire on June 30, 2030. Piedmont has an option of extending the terms of the lease for another 5 years, commencing upon expiration of the extended term. This option was not considered in the calculation of the ROU assets and lease liability. As a result, the Company recognized an ROU assets and related operating lease liability of approximately $1.6 million.

In May 2025, Limco signed a new lease agreement for an R&D facility in North Carolina, U.S., with a lease term of 10 years that will expire on April 30, 2035. Limco has the right to terminate the lease at the end of the 7th year subject to payment of termination fee of $225 thousand plus other charges. As a result, the Company recognized an ROU assets and related operating lease liability of approximately $1.0 million.

In August 2025, TAT signed a new lease agreement for a facility in Kiryat Gat, Israel, with a lease term of 5 years that will expire in August 2030. TAT has an option of extending the terms of the lease for another 5 years, commencing upon expiration of the new lease term. This option was not considered in the calculation of the ROU assets and lease liability. As a result, the Company recognized an ROU assets and related operating lease liability of approximately $0.9 million.

The Company used a discount rate for the above non-cancellable operating leases ranging from 6.65% to 7.59% in the U.S and 5.22% in Israel.